SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	April 20, 2006 -----------------------

SEMPRA ENERGY
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(Exact name of registrant as specified in its charter)

CALIFORNIA --------------------------------	1-14201 --------------------------------	33-0732627 --------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 ASH STREET, SAN DIEGO, CALIFORNIA ------------------------------------------------------------------	92101 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2034 -------------------

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01    Other Events

As previously reported, in February 2004, the California Department of Water Resources ("DWR") commenced an arbitration proceeding against Sempra Generation, a subsidiary of Sempra Energy, with respect to the contract under which Sempra Generation sells electricity to the DWR. Among other things, the DWR disputed a portion of Sempra Generation's billings and its manner of delivering electricity. The DWR also sought rescission of the contract, which expires by its terms in 2011.

On April 20, 2006, the arbitration panel issued its decision. The panel refused to rescind the contract and ruled against the DWR on its most significant claims. However, the panel ruled in favor of the DWR on several contractual issues, including disallowing Sempra Generation's pass through in billings to the DWR of certain amounts for fuel taxes, electricity transmission losses and gas transportation charges. Sempra Generation's previously established reserves provide for a significant portion of these amounts applicable to deliveries through March 31, 2006. Sempra Generation will record an additional after-tax charge of $15 million in the first quarter of 2006 to provide for the balance of these amounts. Sempra Energy's previously announced estimates of future annual earnings anticipated a comparable arbitration decision and, accordingly, those estimates remain unchanged.

The arbitration panel's ruling is final and binding upon both the DWR and Sempra Generation with respect to the issues that were the subject of the arbitration. However, as previously reported, other legal proceedings relating to Sempra Generation's contract with the DWR remain ongoing and unresolved. These include California civil court litigation in which the DWR has alleged breach of contract and misrepresentation by Sempra Generation and seeks damages and an order rescinding the contract, and appeals by a number of parties, including the California Energy Oversight Board and the California Public Utilities Commission, of a Federal Energy Regulatory decision upholding the DWR's contracts with Sempra Generation and other power suppliers. In addition, the DWR has commenced another arbitration proceeding against Sempra Generation in which it disputes payment for power that it claims it did not receive.

Additional information regarding these matters and related matters is set forth in Note 15 of the Notes to Consolidated Financial Statements included in Sempra Energy's Annual Report on Form 10-K for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: April 24, 2006	By: /s/ F. H. Ault -----------------------------------------
F. H. Ault Sr. Vice President and Controller